                      FIRST AMENDMENT TO AGREEMENT OF SALE

         FIRST AMENDMENT TO AGREEMENT OF SALE ("First Amendment") is made as of this 15th day of August 2001, by and between WASHINGTON CENTRE SHOPS, L.P., a Delaware limited partnership, PORT RICHMOND ASSOCIATES, LLC, a New York limited liability company, ACADEMY STORE, L.P., a Delaware limited partnership, and GREENTREE ROAD LAND, INC., a Delaware corporation, each having an address at c/o Bryant Asset Management, 2900 Westchester Avenue, Purchase, New York 10577 (collectively, "Seller"), and CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Purchaser").

                                   RECITALS:
                                   ---------

         A. WHEREAS, pursuant to that certain Agreement of Sale between Seller and Purchaser, dated as of May 15, 2001 (the "Agreement"), Seller agreed to sell and Purchaser agreed to purchase certain properties situated in Philadelphia, Pennsylvania and certain properties situated in Sewell, New Jersey, as more particularly described in the Agreement.

         B. WHEREAS, Seller and Purchaser desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Purchaser and Seller, intending to be legally bound hereby, agree to modify the Agreement as follows:

         1. Any capitalized term used herein shall have the meaning ascribed to it in the Agreement unless expressly set forth to the contrary herein.

         2. Section 4.1 of the Agreement is hereby deleted in its entirety and the following provided in lieu thereof:

         "The Closing Date. The consummation of the transaction contemplated by this Agreement (the "Closing") shall take place in the offices of Seller's counsel, Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York 10022 at 10:00 a.m., on August 29, 2001 (the "Closing Date"). In the, event any of the Payees has not yet consented to the Assumptions, or if any of the Payees has not finalized the documentation for the Assumptions, the Closing Date may be adjourned for a period not to exceed twenty (20) business days upon notice given by either Seller or Purchaser to the other party."

         3. This First Amendment shall be binding upon the parties hereto and their respective heirs, executors, successors, administrators and permitted assigns.

         4. This First Amendment may be executed in counterparts, which together, shall constitute one single agreement of the parties, and may be delivered by facsimile transmission of an executed counterpart hereof.

         5. In the event of any conflict between the terms of the Agreement and the terms of this First Amendment, the terms of this First Amendment shall control.

         6. Except as otherwise specifically modified by this First Amendment, all of the other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.



WITNESS:                          SELLER:
                                  -------

                                  WASHINGTON CENTRE SHOPS, L.P.,
                                  a Delaware limited partnership
                                  By: Washington Centre Land, Inc., its sole
                                  general partner

                                  By: /s/ Andrew B. Hascoe
/s/ XXXXXXXXXX                       -------------------------------
----------------------------      Name: Andrew B. Hascoe
Name:                             Title: President

                                  PORT RICHMOND ASSOCIATES, LLC
                                  a New York limited liability company
                                  By: Port Richmond Land, Inc., its managing
                                  member

                                  By: /s/ Andrew B. Hascoe
/s/ XXXXXXXXXX                        ------------------------------
----------------------------      Name: Andrew B. Hascoe
Name:                             Title: President

                                  ACADEMY STORE, L.P.
                                  a Delaware limited partnership
                                  By: Academy Land, Inc., its sole general
                                  partner

                                  By: /s/ Andrew B. Hascoe
/s/ XXXXXXXXXX                        ------------------------------
----------------------------      Name: Andrew B. Hascoe
Name:                             Title: President

                      [signatures continued on next page]

                               GREENTREE ROAD LAND, INC.
                               a Delaware corporation

                               By: /s/ Andrew B. Hascoe
/s/ XXXXXXXXXXXX                   ----------------------------------
-------------------------      Name: Andrew B. Hascoe
Name:                          Title: President


WITNESS:                       PURCHASER:
                               ----------

                               CEDAR INCOME FUND PARTNERSHIP, L.P.
                               a Delaware limited partnership
                               By: Cedar Income Fund, Ltd., its general partner

/s/ Stuart H. Widowski        By: /s/ Brenda J. Walker
--------------------------        ----------------------------------
Name: Stuart H. Widowski      Name: Brenda J. Walker
                              Title: Vice President





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